CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

DERIVED INFORMATION   10/21/03

$450,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

$450,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-7

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	290,000,000	II	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
M-1	60,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	42,500,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A/A2/A
M-3	10,000,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	A-/A3/A-
B-1	17,500,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB+/Baa1/BBB+
B-2	17,500,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.3]	BBB/Baa2/BBB
B-3	12,500,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	450,000,000

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	550,000,000	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-IO-1	Notional (4)	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
A-IO-2	Notional (5)	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call at 100% of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.12% and 1.19%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 44.00% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.88%] and (b) the excess, if any, of 8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.12%] over one-month LIBOR.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicers:	TBD

Trustee:	TBD

Cut-off Date:	On or about November 1, 2003 for the initial Mortgage Loans.

Investor Settlement:	On or about [November 26, 2003], Closing Date [November 25, 2003]

Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in December 2003.

Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates, including the Class A-IO-1 Certificates, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.

Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4% CPR in month 1, increasing by approximately 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.2941% CPR per month to 28% CPR in month 18, and remaining at 28% CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A-/A3/A-

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.

Prefunding Amount:	Approximately 10% - 15%

Capitalized Interest Acct:	TBD

Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	REMIC.

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.88%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month LIBOR for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.12%] over one-month LIBOR for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 44.00%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the February 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period less, with respect to loan group 1, the product of (a) the per annum rate at which the bond insurer premium is calculated (as set forth in the pooling and servicing agreement) and (b) the Class Principal Balance of the Class A-1 Certificates divided by the Aggregate Loan Group Collateral Balance of loan group 1 as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.00%	17.35%	34.70%
M-1	10.00%	11.35%	22.70%
M-2	5.75%	7.10%	14.20%
M-3	4.75%	6.10%	12.20%
B-1 B-2 B-3	3.00% 1.25% 0.00%	4.35% 2.60% 1.35%	8.70% 5.20% 2.70%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

CSFB

           CREDIT SUISSE FIRST BOSTON

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Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.35]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.70]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in December 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 34.70%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
December 2006 – November 2007	[2.50%]*
December 2007 – November 2008	[4.00%]*
December 2008 – November 2009	[5.25%]*
December 2009 – November 2010	[5.50%]*
December 2010 and thereafter	6.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on December 30, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the February 2004 Distribution Date or (ii) the January 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on December 30, 2003.

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           CREDIT SUISSE FIRST BOSTON

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Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 1, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4. From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

5.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

From Group 2, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy remaining unpaid from (2) above, if any;

7.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

8.

First from Group 1 and then from Group 2, to the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee insurance policy, together with interest thereon at the rate set forth in the pooling and servicing agreement;

9.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

For application as part of monthly excess cash flow.

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II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balance of such class is reduced to zero;
2. From Group 1, to the Class A-2 Certificates, until the Class Certificate principal balance is reduced to zero;
3. From Group 2, to the Class R Certificates and then to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4. From Group 2, to the Class A-1 Certificates until the Class Certificate Balance is reduced to zero;

5.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not paid pursuant to distributions of interest (above), together with interest thereon at the rate set forth in the pooling and servicing agreement;

6. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, the Group 1 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2 and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not otherwise paid pursuant to distributions of interest and subclause II under distribution of principal above together with interest thereon at the rate set forth in the pooling and servicing agreement;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X Certificates;

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2.

(A)  Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)

(i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x)   the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii) sequentially, to (x) the Class A-2 Certificates and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b)

to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c)

to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d)

to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e)

to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(f)

to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero; and

(g)

to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero

2.

(B)  On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee insurance policy, to the extent not otherwise paid pursuant to Distributions of Interest and Distributions of Principal above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed;

4.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

9.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

10. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

11.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

18. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 19. To the Class R Certificates, any remaining amount.

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Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (above) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (above) on such Distribution Date.

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BOND SUMMARY

To Call

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To Maturity

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Collateral Net WAC – Class A-2

Spot Libor	Stressed Libor

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Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor	Stressed Libor

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Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

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Interest Rate Cap

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of 1m libor over the 1m Libor Strike as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 11.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$13,500,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

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Class A-IO-2 Notional Schedule

    *  The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and

        (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,515
Total Outstanding Loan Balance	$979,242,455		Min	Max
Average Loan Current Balance	$150,306		$6,099	$861,048
Weighted Average Original LTV	80.7%	*
Weighted Average Coupon	7.50%		4.50%	15.25%
Arm Weighted Average Coupon	7.49%
Fixed Weighted Average Coupon	7.53%
Weighted Average Margin	6.45%		2.75%	11.00%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	2
% First Liens	98.9%
% Second Liens	1.1%
% Arms	77.4%	**
% Fixed	22.6%	***
% of Loans with Mortgage Insurance	0.2%

*     Note, for second liens, CLTV is employed in this calculation.

**   Including prefunding, adjustable rate loans will account for approximately 77.5% of the total collateral balance.

***  Including prefunding, fixed loans will account for approximately 22.5% of the total collateral balance.

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	154	32,351,648	3.30
5.51 - 6.00	366	83,964,767	8.57
6.01 - 6.50	507	107,467,183	10.97
6.51 - 7.00	899	165,651,618	16.92
7.01 - 7.50	1,017	160,386,193	16.38
7.51 - 8.00	1,006	148,034,128	15.12
8.01 - 8.50	767	103,542,549	10.57
8.51 - 9.00	717	84,911,166	8.67
9.01 - 9.50	297	32,132,689	3.28
9.51 - 10.00	325	30,580,047	3.12
10.01 - 10.50	159	12,515,895	1.28
10.51 - 11.00	90	6,877,679	0.70
11.01 - 11.50	56	3,841,023	0.39
11.51 - 12.00	54	3,068,715	0.31
12.01 - 12.50	23	1,245,442	0.13
12.51 - 13.00	38	1,436,261	0.15
13.01 - 13.50	12	499,598	0.05
13.51 - 14.00	16	356,008	0.04
14.01 - 14.50	9	324,930	0.03
14.51 >=	3	54,916	0.01
Total:	6,515	979,242,455	100.00

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		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	17	2,023,236	0.21
476 - 500	7	1,338,262	0.14
501 - 525	324	43,041,794	4.40
526 - 550	484	65,094,436	6.65
551 - 575	573	77,963,147	7.96
576 - 600	681	93,227,222	9.52
601 - 625	984	141,503,286	14.45
626 - 650	1,259	186,190,045	19.01
651 - 675	956	155,420,098	15.87
676 - 700	607	102,384,511	10.46
701 - 725	309	54,853,639	5.60
726 - 750	159	28,978,366	2.96
751 - 775	88	14,446,287	1.48
776 - 800	63	11,944,463	1.22
801 - 825	4	833,663	0.09
Total:	6,515	979,242,455	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	492	17,746,463	1.81
50,001 - 100,000	1,834	139,867,988	14.28
100,001 - 150,000	1,678	207,064,477	21.15
150,001 - 200,000	1,008	175,195,051	17.89
200,001 - 250,000	633	141,851,976	14.49
250,001 - 300,000	354	97,251,399	9.93
300,001 - 350,000	209	67,531,783	6.90
350,001 - 400,000	155	58,131,457	5.94
400,001 - 450,000	58	24,636,485	2.52
450,001 - 500,000	48	23,175,690	2.37
500,001 - 550,000	16	8,452,451	0.86
550,001 - 600,000	18	10,429,248	1.07
600,001 >=	12	7,907,987	0.81
Total:	6,515	979,242,455	100.00

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		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	106	12,669,421	1.29
50.001 - 55.000	56	8,122,742	0.83
55.001 - 60.000	100	13,771,385	1.41
60.001 - 65.000	158	24,564,615	2.51
65.001 - 70.000	328	48,396,168	4.94
70.001 - 75.000	447	65,313,146	6.67
75.001 - 80.000	3,038	479,820,891	49.00
80.001 - 85.000	675	105,931,914	10.82
85.001 - 90.000	858	138,095,772	14.10
90.001 - 95.000	460	57,380,964	5.86
95.001 - 100.000	289	25,175,436	2.57
Total:	6,515	979,242,455	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	3,744	539,758,843	55.12
Reduced	1,599	254,541,032	25.99
No Income/ No Asset	25	4,176,722	0.43
Stated Income / Stated Assets	1,147	180,765,857	18.46
Total:	6,515	979,242,455	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	5,832	908,338,763	92.76
Second Home	17	2,866,629	0.29
Investment	666	68,037,063	6.95
Total:	6,515	979,242,455	100.00

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		Total
	No of	Scheduled
State	Loans	Balance	%
California	1,566	344,479,192	35.18
Florida	942	121,177,656	12.37
Illinois	304	44,518,761	4.55
Arizona	272	35,948,505	3.67
Texas	354	34,769,729	3.55
Washington	194	31,931,104	3.26
Ohio	286	28,687,619	2.93
Michigan	259	27,934,261	2.85
Massachusetts	121	27,117,770	2.77
Colorado	136	21,987,517	2.25
Missouri	205	20,962,966	2.14
Pennsylvania	166	17,133,867	1.75
New York	77	16,539,055	1.69
Oregon	114	15,939,006	1.63
Nevada	99	15,805,363	1.61
Other	1,420	174,310,083	17.80
Total:	6,515	979,242,455	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	3,410	500,351,670	51.10
Refinance - Rate Term	634	97,979,089	10.01
Refinance - Cashout	2,471	380,911,695	38.90
Total:	6,515	979,242,455	100.00

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		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	3,390	550,364,391	56.20
Arm 3/27	1,379	201,776,131	20.61
Arm 5/25	26	5,892,245	0.60
Fixed Rate	1,720	221,209,688	22.59
Total:	6,515	979,242,455	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	5,158	764,140,679	78.03
PUD	556	93,287,001	9.53
Condo	384	49,689,770	5.07
2 Family	234	37,126,607	3.79
3-4 Family	183	34,998,397	3.57
Total:	6,515	979,242,455	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	11	2,002,550	0.26
4.01 - 4.50	34	7,045,142	0.93
4.51 - 5.00	157	28,517,061	3.76
5.01 - 5.50	861	165,990,152	21.90
5.51 - 6.00	697	121,144,443	15.98
6.01 - 6.50	726	108,285,492	14.29
6.51 - 7.00	945	147,798,963	19.50
7.01 - 7.50	446	65,270,909	8.61
7.51 - 8.00	351	48,512,632	6.40
8.01 - 8.50	258	31,351,903	4.14
8.51 - 9.00	145	15,616,391	2.06
9.01 - 9.50	76	7,415,092	0.98
9.51 - 10.00	60	6,659,211	0.88
10.01 - 10.50	21	1,708,112	0.23
10.51 >=	7	714,714	0.09
Total:	4,795	758,032,767	100.00

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		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
13 - 15	1	137,491	0.02
16 - 18	21	3,650,536	0.48
19 - 21	650	108,519,369	14.32
22 - 24	2,718	438,056,995	57.79
25 - 27	3	274,155	0.04
28 - 30	22	3,816,780	0.50
31 - 33	173	26,374,118	3.48
34 - 36	1,181	171,311,077	22.60
37 >=	26	5,892,245	0.78
Total:	4,795	758,032,767	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.50 <=	2	261,655	0.03
9.51 - 13.00	829	184,371,974	24.32
13.01 - 13.50	530	99,147,866	13.08
13.51 - 14.00	735	121,051,166	15.97
14.01 - 14.50	728	108,446,650	14.31
14.51 - 15.00	681	93,343,653	12.31
15.01 - 15.50	496	64,154,416	8.46
15.51 - 16.00	466	53,035,554	7.00
16.01 - 16.50	138	14,961,820	1.97
16.51 - 17.00	109	11,539,382	1.52
17.01 - 17.50	44	4,303,146	0.57
17.51 - 18.00	18	1,525,921	0.20
18.01 >=	19	1,889,566	0.25
Total:	4,795	758,032,767	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	33	6,888,407	0.91
4.51 - 6.00	524	104,671,756	13.81
6.01 - 6.50	482	95,502,102	12.60
6.51 - 7.00	729	131,054,358	17.29
7.01 - 7.50	776	123,252,114	16.26
7.51 - 8.00	720	111,854,476	14.76
8.01 - 8.50	587	79,549,712	10.49
8.51 - 9.00	439	52,545,761	6.93
9.01 - 9.50	213	23,210,124	3.06
9.51 - 10.00	175	18,822,357	2.48
10.01 - 10.50	63	5,772,945	0.76
10.51 - 11.00	35	3,340,215	0.44
11.01 - 11.50	11	1,144,721	0.15
11.51 - 12.00	6	254,366	0.03
12.01 - 12.50	2	169,352	0.02
Total:	4,795	758,032,767	100.00

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		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.5	63	11,885,675	1.57
2.0	78	21,974,113	2.90
3.0	4,637	720,536,034	95.05
5.0	17	3,636,944	0.48
Total:	4,795	758,032,767	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	3,316	516,486,570	68.14
1.5	1,479	241,546,197	31.86
Total:	4,795	758,032,767	100.00

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 Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,805
Total Outstanding Loan Balance	$321,124,746		Min	Max
Average Loan Current Balance	$177,908		$6,099	$861,048
Weighted Average Original LTV	80.9%	*
Weighted Average Coupon	7.48%		4.50%	14.99%
Arm Weighted Average Coupon	7.48%
Fixed Weighted Average Coupon	7.48%
Weighted Average Margin	6.58%		2.75%	11.00%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	2
% First Liens	98.8%
% Second Liens	1.2%
% Arms	76.8%	**
% Fixed	23.2%	***
% of Loans with Mortgage Insurance	0.3%

*      Note, for second liens, CLTV is employed in this calculation.

**    Including prefunding, adjustable rate loans will account for approximately 77.5% of loan group 2’s collateral balance.

***  Including prefunding, fixed loans will account for approximately 22.5% of loan group 2’s collateral balance.

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	28	7,914,769	2.46
5.51 - 6.00	101	33,504,481	10.43
6.01 - 6.50	139	39,893,064	12.42
6.51 - 7.00	221	53,872,783	16.78
7.01 - 7.50	263	49,694,007	15.47
7.51 - 8.00	281	49,443,924	15.40
8.01 - 8.50	189	29,591,792	9.22
8.51 - 9.00	188	23,350,513	7.27
9.01 - 9.50	82	8,903,735	2.77
9.51 - 10.00	111	11,096,233	3.46
10.01 - 10.50	57	5,035,384	1.57
10.51 - 11.00	42	3,178,874	0.99
11.01 - 11.50	23	2,232,356	0.70
11.51 - 12.00	29	1,658,613	0.52
12.01 - 12.50	12	663,844	0.21
12.51 - 13.00	28	670,734	0.21
13.01 - 13.50	4	266,084	0.08
13.51 - 14.00	5	69,321	0.02
14.01 - 14.50	1	68,388	0.02
14.51 >=	1	15,847	0.00
Total:	1,805	321,124,746	100.00

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		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	6	529,180	0.16
476 - 500	2	521,240	0.16
501 - 525	119	15,734,058	4.90
526 - 550	145	19,924,047	6.20
551 - 575	207	28,366,394	8.83
576 - 600	226	35,951,980	11.20
601 - 625	224	39,753,617	12.38
626 - 650	291	53,831,119	16.76
651 - 675	226	48,814,957	15.20
676 - 700	171	38,466,643	11.98
701 - 725	101	19,988,792	6.22
726 - 750	46	10,938,233	3.41
751 - 775	15	2,994,050	0.93
776 - 800	25	4,990,954	1.55
801 - 825	1	319,484	0.10
Total:	1,805	321,124,746	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	178	6,219,673	1.94
50,001 - 100,000	456	34,804,723	10.84
100,001 - 150,000	451	55,643,938	17.33
150,001 - 200,000	194	33,561,850	10.45
200,001 - 250,000	96	21,392,899	6.66
250,001 - 300,000	47	12,784,219	3.98
300,001 - 350,000	100	33,227,672	10.35
350,001 - 400,000	136	51,056,750	15.90
400,001 - 450,000	54	22,966,823	7.15
450,001 - 500,000	47	22,676,513	7.06
500,001 - 550,000	16	8,452,451	2.63
550,001 - 600,000	18	10,429,248	3.25
600,001 >=	12	7,907,987	2.46
Total:	1,805	321,124,746	100.00

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		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	41	4,396,473	1.37
50.001 - 55.000	24	4,148,905	1.29
55.001 - 60.000	32	4,507,180	1.40
60.001 - 65.000	58	9,422,730	2.93
65.001 - 70.000	150	23,170,597	7.22
70.001 - 75.000	139	21,684,338	6.75
75.001 - 80.000	646	128,882,763	40.13
80.001 - 85.000	176	39,581,392	12.33
85.001 - 90.000	241	46,693,961	14.54
90.001 - 95.000	152	22,710,439	7.07
95.001 - 100.000	146	15,925,969	4.96
Total:	1,805	321,124,746	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	1,010	173,690,655	54.09
Reduced	395	74,237,300	23.12
No Income/ No Asset	21	3,388,069	1.06
Stated Income / Stated Assets	379	69,808,721	21.74
Total:	1,805	321,124,746	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	1,577	296,867,345	92.45
Second Home	10	1,599,000	0.50
Investment	218	22,658,401	7.06
Total:	1,805	321,124,746	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

		Total
	No of	Scheduled
State	Loans	Balance	%
California	463	129,790,956	40.42
Florida	167	25,701,501	8.00
Illinois	95	14,826,974	4.62
Ohio	123	13,256,726	4.13
Texas	124	12,564,271	3.91
Arizona	73	12,127,824	3.78
Washington	65	12,027,774	3.75
Michigan	99	11,276,547	3.51
Missouri	83	9,592,730	2.99
Georgia	71	8,857,248	2.76
Colorado	39	7,322,936	2.28
Massachusetts	24	6,025,953	1.88
Oregon	38	5,805,706	1.81
New York	19	5,101,521	1.59
Indiana	49	4,601,424	1.43
Other	273	42,244,654	13.16
Total:	1,805	321,124,746	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	897	153,620,865	47.84
Refinance - Rate Term	194	36,661,452	11.42
Refinance - Cashout	714	130,842,429	40.75
Total:	1,805	321,124,746	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	1,061	198,682,903	61.87
Arm 3/27	219	44,055,789	13.72
Arm 5/25	13	3,936,208	1.23
Fixed Rate	512	74,449,846	23.18
Total:	1,805	321,124,746	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	1,480	262,319,691	81.69
PUD	158	33,655,440	10.48
Condo	89	12,437,798	3.87
2 Family	48	7,137,063	2.22
3-4 Family	30	5,574,753	1.74
Total:	1,805	321,124,746	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	3	354,789	0.14
4.01 - 4.50	9	2,568,874	1.04
4.51 - 5.00	69	13,368,197	5.42
5.01 - 5.50	196	55,660,218	22.56
5.51 - 6.00	136	35,083,432	14.22
6.01 - 6.50	121	22,539,179	9.14
6.51 - 7.00	203	39,901,256	16.18
7.01 - 7.50	128	23,175,405	9.40
7.51 - 8.00	153	23,851,615	9.67
8.01 - 8.50	107	13,009,774	5.27
8.51 - 9.00	65	6,844,465	2.77
9.01 - 9.50	42	3,995,100	1.62
9.51 - 10.00	39	4,208,639	1.71
10.01 - 10.50	16	1,470,290	0.60
10.51 >=	6	643,667	0.26
Total:	1,293	246,674,900	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
16 - 18	4	1,179,779	0.48
19 - 21	174	37,082,647	15.03
22 - 24	883	160,420,478	65.03
28 - 30	5	1,323,395	0.54
31 - 33	26	4,294,586	1.74
34 - 36	188	38,437,808	15.58
37 >=	13	3,936,208	1.60
Total:	1,293	246,674,900	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	210	66,565,725	26.99
13.01 - 13.50	112	30,283,780	12.28
13.51 - 14.00	163	35,287,999	14.31
14.01 - 14.50	158	30,120,981	12.21
14.51 - 15.00	203	33,102,063	13.42
15.01 - 15.50	153	20,648,576	8.37
15.51 - 16.00	129	14,467,974	5.87
16.01 - 16.50	54	5,189,608	2.10
16.51 - 17.00	61	5,918,849	2.40
17.01 - 17.50	25	2,406,174	0.98
17.51 - 18.00	10	1,010,243	0.41
18.01 >=	15	1,672,927	0.68
Total:	1,293	246,674,900	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	8	2,095,865	0.85
4.51 - 6.00	100	32,515,744	13.18
6.01 - 6.50	97	30,411,174	12.33
6.51 - 7.00	168	40,541,469	16.44
7.01 - 7.50	197	38,847,668	15.75
7.51 - 8.00	216	40,892,894	16.58
8.01 - 8.50	167	24,842,056	10.07
8.51 - 9.00	134	16,610,187	6.73
9.01 - 9.50	67	6,914,998	2.80
9.51 - 10.00	67	6,781,058	2.75
10.01 - 10.50	36	3,072,218	1.25
10.51 - 11.00	23	1,877,117	0.76
11.01 - 11.50	7	939,903	0.38
11.51 - 12.00	4	163,195	0.07
12.01 - 12.50	2	169,352	0.07
Total:	1,293	246,674,900	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.5	29	6,229,967	2.53
2.0	33	11,961,414	4.85
3.0	1,222	226,031,188	91.63
5.0	9	2,452,331	0.99
Total:	1,293	246,674,900	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-7

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	1,119	197,358,886	80.01
1.5	174	49,316,014	19.99
Total:	1,293	246,674,900	100.00